Exhibit 10.1
TripBorn, Inc.
812 Venus Atlantis Corporate Park
Near Prahalad Nagar Garden, Satellite
Ahmedabad, Gujarat, India 380 015

_____________, 2017

To:  [Insert Name]

Re:
Note Purchase Agreement, dated as of February 2, 2016 (the “Note Purchase Agreement”), by and among TripBorn, Inc. (the “Company”) and the persons and entities listed on the schedule of investors attached thereto as Schedule I (each an “Investor” and, collectively, the “Investors”)

Dear [Insert Name]:

Reference is made herein to the above-mentioned Note Purchase Agreement.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Note Purchase Agreement.

This letter agreement (the “Consent Letter Agreement”) is sent to you, as an Investor and holder of one or more Notes issued pursuant to the Note Purchase Agreement, pursuant to the provisions of Section 8(a) and Section 8(h) of the Note Purchase Agreement and Section 10 of the Notes.

By this Consent Letter Agreement, the Company requests your consent, as an Investor and holder of one or more Notes, to add an additional subsection to the Notes to permit voluntary conversion of the Notes by the Investors.

Upon acceptance of this Consent Letter Agreement by a Majority in Interest of Investors, the Notes shall be, and shall be deemed, amended as follows:

1.          The heading of Section 3 of the Note entitled “Automatic Conversion; Conversion on Sale of the Company.” will be amended and restated in its entirety to read as follows:  “Automatic Conversion; Conversion on Sale of the Company; Voluntary Conversion.”

2.          A new subsection (d) will be inserted immediately following subsection (c) of Section 3, which subsection (d) will read in its entirety as follows:

“(d)          At any time while this Note is outstanding, this Note shall be convertible at the option of the Investor into the Note Shares.  The Investor shall effect the conversion by delivering to the Company this Note, together with a Notice of Conversion, the form of which is attached hereto as Exhibit A (the “Notice of Conversion”), specifying the date on which such conversion shall be effected (the “Conversion Date”).  If no Conversion Date is specified in the Notice of Conversion, the Conversion Date shall be the date that the Notice of Conversion is deemed delivered hereunder.  Any unpaid accrued interest on this Note on the Conversion Date shall be payable in cash on the Conversion Date.

3.          Exhibit A attached hereto will be attached as a new Exhibit A to the Note and incorporated by reference therein:

The foregoing amendment will be evidenced by an Allonge to each Note (the “Allonge”), substantially in the form annexed hereto as Exhibit B.

Except as expressly amended as set forth above, the provisions of the Notes shall remain unchanged and in full force and effect.

If the amendments requested by the Company in this Consent Letter Agreement meet with your approval, please indicate your approval and acceptance by executing this Consent Letter Agreement on the signature page for the Investor set forth below, sending a PDF file copy of your executed by email to the Company, care of Deepak Sharma, President, at email address deepak.sharma@tripborn.com, and returning your original signature page to the Company, care of Deepak Sharma, President, at its address set forth above.

Upon acceptance of this Consent Letter Agreement by a Majority in Interest of Investors, the Notes shall be, and shall be deemed, amended as set forth in this Consent Letter Agreement, effective as of the date of this Consent Letter Agreement, and the Company will promptly send to each Investor an appropriate Allonge for such Investor to execute and affix and attach to such Investor’s Note.

Respectfully

TRIPBORN, INC.

By:
Name:	Deepak Sharma
Title:	President

[Signature Pages of Investors to Follow]

Acknowledged, Consented and Agreed to
this _____ day of __________, 2017:

_________________________________
[INSERT NAME]

Principal Amount of Notes Held by Investor: $[_______________]

[Consent Letter Agreement]

EXHIBIT A

FORM OF
NOTICE OF CONVERSION

The undersigned hereby elects to convert the Convertible Promissory Note (the “Note”) of TripBorn, Inc., a Delaware corporation (the “Company”), into shares of common stock of the Company (the “Common Stock”), according to the conditions hereof, as of the date written below.  If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Note

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock, if the resale of any such shares of Common Stock are covered by and are being sold pursuant to an effective Registration Statement.

Conversion calculations:
Date to Effect Conversion:

Principal Amount of Note to be Converted:

Note Shares:

Signature:

Name:

Delivery Instructions:

EXHIBIT B

FORM OF
ALLONGE TO CONVERTIBLE PROMISSORY NOTE
ENDORSEMENT SEPARATE FROM INSTRUMENT

Maker:	TRIPBORN, INC.

Payee:	[INVESTOR NAME]

Date of Note:	[DATE OF NOTE]

Original Principal Amount:          $__________

This Allonge to Convertible Promissory Note (this “Allonge”) is made in accordance with the terms of that certain Consent Letter Agreement, dated ____________, 2017, among TripBorn, Inc. and a Majority in Interest of Investors (as such term is defined in the above-described Convertible Promissory Note (the “Note”)).  This Allonge shall be and remain attached to the Note and shall constitute an integral part of the Note from and after the date hereof.

Effective as of the date of the Note,

1.          The heading of Section 3 of the Note entitled “Automatic Conversion; Conversion on Sale of the Company.” will be amended and restated in its entirety to read as follows:  “Automatic Conversion; Conversion on Sale of the Company; Voluntary Conversion.”

2.          A new subsection (d) will be inserted immediately following subsection (c) of Section 3, which subsection (d) will read in its entirety as follows:

“(d)          At any time while this Note is outstanding, this Note shall be convertible at the option of the Investor into the Note Shares.  The Investor shall effect the conversion by delivering to the Company this Note, together with a Notice of Conversion, the form of which is attached hereto as Exhibit A (the “Notice of Conversion”), specifying the date on which such conversion shall be effected (the “Conversion Date”).  If no Conversion Date is specified in the Notice of Conversion, the Conversion Date shall be the date that the Notice of Conversion is deemed delivered hereunder.  Any unpaid accrued interest on this Note on the Conversion Date shall be payable in cash on the Conversion Date.

3.          Exhibit A attached hereto will be attached as a new Exhibit A to the Note and incorporated by reference therein:

Except as expressly amended by this Allonge, the provisions of the Note shall remain in full force and effect and are hereby ratified and confirmed by the undersigned.

This Allonge shall be an amendment, but not a cancellation or satisfaction of, the Note.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has caused this Allonge to be executed by its duly authorized officer as of this _____ day of __________, 2017.

TRIPBORN, INC.

By:
Name:	Deepak Sharma
Title:	President

[Signature Page to Allonge]